John Hancock Funds II
Supplement dated April 28, 2008
to the Class NAV and Class 1 Shares Prospectuses
dated December 31, 2007
Global Bond Fund
The following information has been added to the “Investment Strategies” section for the Fund:
The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries.
The following information replaces the biographical information for Sudi Mariappa found under the “Subadviser Information and Management Biographies” section under Pacific Investment Management Company LLC (“PIMCO”):

Fund	Portfolio Managers

Global Bond Fund	Scott Mather
•	Scott Mather. Mr. Mather has served as a portfolio manager of the Fund since April 2008. He is a Managing Director, member of PIMCO’s Investment Committee and head of global portfolio management. He joined PIMCO in 1998.
International Small Cap Fund
Effective April 28, 2008, Franklin Templeton Investments Corp. (“FTIC”) became the subadviser to the Fund. FTIC is an affiliate of the prior subadviser to the Fund, Templeton Investment Counsel, LLC. The change in subadviser is due to a change in the portfolio manager for the Fund from Tucker Scott to Bradley A. Radin.
FTIC, located at 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, is registered as an adviser in the categories of investment counsel and portfolio manager, or equivalent, in all Canadian provinces and one territory and as a mutual fund dealer with the Ontario Securities Commission and the Alberta Securities Commission. FTIC is also registered as an investment adviser with the SEC. FTIC is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Resources”). Resources, located at One Franklin Parkway, San Mateo, California 94403-1906, is a publicly owned holding company.
Bradley A. Radin, who has served as the Fund’s portfolio manager since April, 2008, is an Executive Vice President in the Global Equity Management Group, and joined the Templeton organization in 1995. In addition to the Fund, he manages Templeton Global Smaller Companies Fund and Bissett International Equity Fund, each a Canadian mutual fund, as well as Templeton Foreign Smaller Companies Fund and Templeton Global Smaller Companies Fund, each a U.S.-registered investment company.

Mr. Radin’s global research responsibilities include Asian, Japanese and Australian banks and small cap special situation stocks.
Large Cap Fund
The following information replaces the biographical information for Thomas Cole, John Leonard, Thomas Digenan and Scott Hazen found under the “Subadviser Information and Management Biographies” section under UBS Global Asset Management (Americas) Inc. (“UBS”).
Thomas Cole, John Leonard, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Cole, as the head of the investment management team, leads the portfolio construction process and reviews the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Leonard, Mr. Digenan and Mr. Hazen work closely with Mr. Cole on portfolio construction and ensuring that Fund investment objectives are met. Information about Messrs. Cole, Leonard, Digenan and Hazen is provided below.
Thomas M. Cole, CFA is Head of North American Equities, Research Director for North American Equities, and a Managing Director at UBS. Mr. Cole has been an investment professional with UBS since 1985 and a portfolio manager of the Fund since its inception.
John C. Leonard, CFA is Global Head of Equities and a Member of the UBS Group Managing Board. Mr. Leonard has been an investment professional with UBS since 1991 and a portfolio manager of the Fund since its inception.
Thomas J. Digenan, CFA, CPA has been a North American Equity Strategist at UBS since 2001 and is a Managing Director of UBS. Mr. Digenan has been a portfolio manager of the Fund since its inception.
Scott C. Hazen, CFA has been a North American Equity Strategist at UBS since 2004 and is an Executive Director of UBS. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS and has been a portfolio manager of the Fund since its inception.
Quantitative All Cap Fund
The name of the Quantitative All Cap Fund has been changed to the “Optimized All Cap Fund.”

Small Company Fund
The following information has been added to the biographical information found under the “Subadviser Information and Management Biographies” section under American Century Investment Management, Inc. (“American Century”):

Fund	Portfolio Managers

Small Company Fund	Melissa Fong
•	Melissa Fong. Portfolio Manager and Quantitative Analyst; joined American Century in July 2000; Ms. Fong has served as a portfolio manager to the Fund since February 2008.
Total Return Fund
Effective February 4, 2008, the Adviser has voluntarily agreed to reduce the advisory fee for the Total Return Fund to the rates set forth below.

If Relationship Net Assets* equal or exceed $3 billion, the following fee schedule shall apply:

First $1 Billion of Total Return Net Assets**	Excess Over $1 Billion of Total Return Net Assets**
0.700%	0.675%
If Relationship Net Assets* are less than $3 billion, the following fee schedule shall apply:

All Asset Levels
0.700%
*The term Relationship Net Assets means the aggregate net assets of all portfolios of John Hancock Trust (“JHT”) and John Hancock Funds II (“JHF II”) that are subadvised by PIMCO. These funds currently include the Total Return Trust, the Real Return Bond Trust and the Global Bond Trust, each a series of JHT, and the Total Return Fund, the Real Return Bond Fund and the Global Bond Fund, each a series of JHF II.
**The term Total Return Net Assets includes the aggregate net assets of the Total Return Trust and the Total Return Fund, series of JHT and JHF II, respectively.
The following information has been added to “Investment Strategies” section for the Fund:
The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries.

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